Exhibit 10.10



THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                     AMENDED AND RESTATED SECURED DEBENTURE


                         STRIKEFORCE TECHNOLOGIES, INC.


                        8% Secured Convertible Debenture


                               Due April 27, 2007


No. CCP-3                                                            $1,024,876

     This Amended and Restated Secured Debenture (the "Debenture") is issued on April 27, 2005 (the "Closing Date") by StrikeForce Technologies, Inc., a New Jersey corporation (the "Company"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

     WHEREAS, The parties desire that this Debenture amend and replace the secured convertible debenture dated December 20, 2004 between the Company and Cornell Capital Partners, LP in the principal sum of Five Hundred Thousand
Dollars  ($500,000)  (the  "December  Debenture")  and the  secured  convertible debenture dated January 18, 2005 between the Company and Cornell Capital Partners, LP in the principal sum of Five Hundred Thousand Dollars ($500,000) (the "January Debenture"); and

     WHEREAS, the principal amount of this Debenture shall include the entire outstanding principal sum of the December Debenture of Five Hundred Thousand Dollars ($500,000) plus the accrued and unpaid interest of Fourteen Thousand Twenty Seven Dollars ($14,027) on the December Debenture from December 20, 2004 through the date hereof and the entire outstanding principal sum of the January Debenture of Five Hundred Thousand Dollars ($500,000) plus the accrued and unpaid interest of Ten Thousand Eight Hundred Forty Nine Dollars ($10,849) on the January Debenture from January 18, 2005 through the date hereof.

                                   ARTICLE I.

     Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on April 26, 2007 ("Maturity Date"), in lawful money of the United States of America and in immediately available funds the principal sum of One Million Twenty Four Thousand Eight Hundred Seventy Six Dollars ($1,024,876), together with interest on the unpaid principal of this Debenture at the rate of eight percent (8%) per year (compounded monthly) from the date of this Debenture until paid.

     Section 1.02 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.0001 per share ("Common Stock"), at the lesser of: (i) the greater of (a) Twenty Five Cents ($0.25) or (b) One Hundred and Twenty Percent (120%) of the initial bid price of the Common Stock submitted on Form 211 by a registered market maker to and approved by the NASD (the "Fixed Price"); or (ii) Eighty Percent (80%) of the lowest Closing Bid Price during the five (5) trading days immediately preceding the date of conversion (the "Future Price") (the "Conversion Price") provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion (which provision may be waived by the Investor by written notice from the Investor to the Company, which notice shall be effective 61 days after the date of such notice). For purposes of determining the "Closing Bid Price" on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice. The Holder has the right to convert this Debenture after the Maturity Date.

     Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the

Company shall call and hold a special meeting of its stockholders  within thirty
(30) days of that time, or as soon thereafter as permitted by applicable law, for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section 1.04 Right of Redemption. The Company at its option shall have the right to redeem, with three (3) business days advance written notice (the "Redemption Notice"), a portion or all outstanding convertible debenture. The redemption price shall be One Hundred Twenty Percent (120%) (the "Redemption Price") of the face amount redeemed plus accrued interest subject to the maximum amount of interest allowed to be charged by law. In the event the Company redeems the Debenture within One Hundred and Eighty (180) days of Closing Date, then the Redemption Price shall be One Hundred Ten Percent (110%). The Company shall pay the Redemption Price on all payments made pursuant to the Debenture, including payments made before, on, or after the Maturity Date. For all payments under this Debenture, the payment of the Redemption Price by the Company shall be in addition to any accrued interest due.

     Section 1.05 Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of an Investor Registration Rights Agreement dated December 20, 2004 and amended April 27, 2005 between the Company and the Holder (the "Investor Registration Rights Agreement").

     Section 1.06 Interest Payments. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. Interest shall be paid in cash (via wire transfer or certified funds). In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section 1.07 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section 1.08 Secured Nature of Debenture. This Debenture is secured by all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement, dated December 20, 2004, between the Company and the Holder (the "Security Agreement").

                                  ARTICLE II.

     Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended without the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

     Section 3.01 Events of Default.  An Event of Default is defined as follows:
(a) failure by the Company to pay amounts due  hereunder on the  Maturity  Date;
(b) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Conversion Notice from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) failure to comply with the terms of the Irrevocable Transfer Agent Instructions (as defined in the Securities Purchase Agreement dated December 20, 2004 between the Company and the Holder (the "Securities Purchase Agreement") and amended on April 27, 2005); (e) if the Company files for relief under the United States Bankruptcy Code (the "Bankruptcy Code") or under any other state or federal bankruptcy or insolvency law, or files an assignment for the benefit of creditors, or if an involuntary proceeding under the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law is commenced against the company; and (f) a breach by the Company of its obligations under any of the Securities Purchase Agreement, the Escrow Agreement, the Security Agreement, the Investor Registration Rights Agreement or any other related agreement between the Company and the Holder which is not cured by the Company within any allocated cure period therein. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, (i) accelerate full repayment of all debentures outstanding and accrued interest thereon or (ii) may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement convert all debentures outstanding and accrued interest thereon into shares of Common Stock in accordance with Section
1.02 hereof.

     Section 3.02 Failure to Issue  Unrestricted  Common Stock.  As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Conversion Notice shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

     Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted at any time following the Closing Date into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

     Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                   ARTICLE V.

     Section 5.01 Anti-dilution. Adjustment of Fixed Price. The Fixed Price shall be adjusted from time to time as follows:

        (a) Adjustment of Fixed Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Closing Date of this Debenture, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities (as defined herein) and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined herein) or upon issuance, exercise or conversion of the Other Securities (as defined herein)) for a consideration per share less than a price (the "Applicable Price") equal to the Fixed Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Fixed Price then in effect shall be reduced to an amount equal to such consideration per share, provided that in no event shall the Fixed Price be reduced below $0.0001.

        (b) Effect on Fixed Price of Certain Events. For purposes of determining the adjusted Fixed Price under Section 5.01(a) above, the following shall be applicable:

          (i) Issuance of Options. If after the date hereof, the Company in any manner grants any rights, warrants or options to subscribe for or purchase Common Stock or convertible securities ("Options") and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Fixed Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 5.01(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such convertible securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any other convertible security other than this Debenture issuable upon exercise of such Option. No further adjustment of the Fixed Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

          (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities after the Closing Date and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Fixed Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this
Section 5.01(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Fixed Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Fixed Price had been or are to be made pursuant to other provisions of this Section 5.01(b), no further adjustment of the Fixed Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Fixed Price in effect at the time of such change shall be adjusted to the Fixed Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable upon conversion of this Debenture shall be correspondingly readjusted. For purposes of this Section 5.01(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Closing Date of this Debenture are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 5.01(b) shall be made if such adjustment would result in an increase of the Fixed Price then in effect.

        (c) Effect on Fixed Price of Certain Events. For purposes of determining the adjusted Fixed Price under Sections 5.01(a) and 5.01(b), the following shall be applicable:

          (i) Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the Debenture representing at least two-thirds of the shares of Common Stock issuable upon conversion of the Debenture then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of the Debenture representing at least two-thirds of the shares of Common Stock issuable upon conversion of the Debenture then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

          (ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.001.

          (iii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

          (iv) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        (d) Adjustment of Fixed Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Debenture subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Fixed Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date of issuance of this Debenture combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Fixed Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 5.01(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

        (e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Debenture, then, in each such case any Fixed Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Fixed Price by a fraction of which (A) the numerator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date.

        (f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5.01 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Fixed

Price so as to protect the rights of the holders of the Debenture; provided, except as set forth in Section 5.01(d), that no such adjustment pursuant to this
Section 5.01(f) will increase the Fixed Price as otherwise determined pursuant to this Section 5.01.

        (g) Notices.

          (i) Immediately upon any adjustment of the Fixed Price, the Company will give written notice thereof to the holder of this Debenture, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

          (ii) The Company will give written notice to the holder of this Debenture at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(h) Definitions.

          (i) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

          (ii) "Excluded Securities" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) the issuance of such options are issued after the date of this Debenture to employees of the Company and is limited to 100,000 shares of the Company's common stock, and (II) the exercise price of such options is not less than the closing bid price of the Common Stock on the date of issuance of such option.

          (iii) "Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Closing Date, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Closing Date and (iii) the shares of Common Stock issuable upon conversion of this Debenture, or otherwise in connection with this Debenture or in connection with the Cornell Debentures (as defined in the Securities Purchase Agreement).

          (i) Nothing in this Section 5.01 shall be deemed to authorize the issuance of any securities by the Company in violation of Section 5.02.

     Section 5.02 Consent of Holder to Sell Capital Stock or Grant Security Interests. So long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, except as provided in the Disclosure Schedule to the Securities Purchase Agreement, without the prior consent of the Holder, (i) issue or sell any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

                                  ARTICLE VI.

     Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:                StrikeForce Technologies, Inc.
                                      1090 King Georges Post Road
                                      Suite 108 Edison, NJ 08837
                                      Attention:        Mark Kay
                                      Telephone:        (732) 661-9641
                                      Facsimile:        (732) 661-9647

With a copy to:                       Sichenzia, Ross, Friedman and Ference, LLP
                                      1065 Avenue of the Americas
                                      New York, New York 10018
                                      Attn:    Eric Pinero, Esq.
                                      Telephone:        (212) 930-9700
                                      Facsimile:        (212) 930-9725

If to the Holder:                     Cornell Capital Partners, LP
                                      101 Hudson Street, Suite 3700
                                      Jersey City, NJ 07302
                                      Telephone:        (201) 985-8300
                                      Facsimile:        (201) 985-8266

With a copy to:                       Troy Rillo, Esq.
                                      101 Hudson Street, Suite 3700
                                      Jersey City, NJ 07302
                                      Telephone:        (201) 985-8300
                                      Facsimile:        (201) 985-8266


     Section 6.02 Governing Law. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Buyers to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     Section 6.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.



















                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                         STRIKEFORCE TECHNOLOGIES, INC.

                                         By:      /s/ Mark Kay
                                                  -------------
                                         Name:    Mark Kay
                                         Title:   Chief Executive Officer

                                    EXHIBIT A


                              NOTICE OF CONVERSION


        (To be executed by the Holder in order to Convert the Debenture)



TO:

         The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Debenture into Shares of Common Stock of StrikeForce Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                       _______________________________________

Applicable Conversion Price:           _______________________________________

Signature:                             _______________________________________

Name:                                  _______________________________________

Address:                               _______________________________________

Amount to be converted:               $_______________________________________

Amount of Debenture unconverted:      $_______________________________________

Conversion Price per share:           $_______________________________________

Number of shares of Common Stock to be
issued:                                _______________________________________

Please issue the shares of Common Stock
in the following name and to the
following address:                     _______________________________________

Issue to:

Authorized Signature:                  _______________________________________

Name:                                  _______________________________________

Title:

Phone Number:                          _______________________________________

Broker DTC Participant Code:           _______________________________________

Account Number:                        _______________________________________